Exhibit 1.1

NIP Group Inc.

2,250,000 American Depositary Shares
Representing 4,500,000 Class A Ordinary Shares
(par value US$0.0001 per share)

UNDERWRITING AGREEMENT

[●], 2024

US Tiger Securities, Inc.

437 Madison Avenue

27th Floor

New York, NY 10022

As representative (the “Representative”) of the several Underwriters named in Schedule I hereto

Ladies and Gentlemen:

NIP Group Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 2,250,000 American depositary shares (the “American Depositary Shares” or the “ADSs”), each ADS representing two Class A ordinary shares, par value US$0.0001 per share (the “Ordinary Shares”), of the Company, and, at the election of the Representative on behalf of the Underwriters, up to 337,500 additional ADSs of the Company. The aggregate of 2,250,000 ADSs to be issued and sold by the Company is herein called the “Firm ADSs” and the aggregate of 337,500 additional ADSs to be issued and sold by the Company is herein called the “Optional ADSs.” The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “ADSs.”

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated on or about [●], 2024 among the Company, Citibank, N.A., as depositary (the “Depositary”), and holders from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary evidencing the ADSs. The ADSs will represent the right to receive the Ordinary Shares deposited pursuant to the Deposit Agreement.

1.            Representations and Warranties. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)            A registration statement on Form F-1 (File No. 333-280135) (the “Initial Registration Statement”) in respect of the ADSs has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Underwriters, have been declared effective by the Commission in such form; a registration statement on Form F-6 (File No. 333-280716) relating to the ADSs has been filed with the Commission and such registration statement has become effective (such registration statement on Form F-6, including all exhibits thereto, as amended through the time such registration statement becomes effective, being hereinafter referred to as the “ADS Registration Statement”). The Company has also filed, in accordance with Section 12 of the Exchange Act (as defined below), a registration statement on Form 8-A (File No. 001-42160) (the “Form 8-A Registration Statement”) to register, under Section 12(b) of the Exchange Act, the Ordinary Shares and the ADSs. Other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto, the ADS Registration Statement, the Form 8-A Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the offering of the ADSs has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a “Preliminary Prospectus”); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the ADSs that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the ADSs is hereinafter called an “Issuer Free Writing Prospectus”).

(b)            (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each of the Preliminary Prospectus at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) hereof);

(c)            For the purposes of this Agreement, the “Applicable Time” is [4:30 p.m.] (Eastern time) on the date of this Agreement; the Pricing Prospectus, as supplemented by the information listed on Schedule II(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4 hereof) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus (if any) and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus (if any) and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4 hereof), will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) hereof).

(d)            The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery (as defined in Section 4 hereof), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) hereof); the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects, to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(e)            Each of the Company’s subsidiaries listed in Schedule III hereto shall be referred to hereinafter each as a “Subsidiary” and collectively as “Subsidiaries.” Neither the Company nor any of the Subsidiaries has, since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and the Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole; or (iii) incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been (x) any material adverse change in the issued shares (other than as a result of (i) the exercise, if any, of share options or the award, if any, of share options or restricted shares in the ordinary course of business pursuant to the Company’s equity plans that are described in the Registration Statement, the Pricing Prospectus and the Prospectus or (ii) the issuance, if any, of shares upon conversion of Company securities as described in the Registration Statement, the Pricing Prospectus and the Prospectus), short-term debt or long-term debt of the Company or any of the Subsidiaries or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, shareholders’ equity, or results of operations of the Company and the Subsidiaries, taken as a whole, except as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, or (ii) the ability of the Company to perform its obligations under this Agreement or the Deposit Agreement, including the issuance and sale of the ADSs, or to consummate the transactions contemplated in this Agreement;

(f)            The Company and the Subsidiaries have good and marketable title (or, in the case of a real property located in the PRC, valid land use rights and real property ownership certificates with respect to such real property) to the real property and personal property owned by them which are in each case material to the business of the Company and the Subsidiaries taken as a whole, free and clear of all liens, encumbrances and defects, except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are described in the Registration Statement, the Pricing Prospectus and the Prospectus or as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries;

(g)            Each of the Company and each of the Subsidiaries has been (i) duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, Pricing Prospectus and the Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; and each Subsidiary has been listed in the Registration Statement. The currently effective memorandum and articles of association of the Company comply with the requirements of applicable Cayman Islands law and are in in full force and effect, and the eighth amended and restated memorandum and articles of association of the Company adopted by special resolution passed on June 29, 2024, effective immediately prior to the completion of the offering of the ADSs, filed as Exhibit 3.2 to the Registration Statement, comply with the requirements of applicable Cayman Islands law and, immediately prior to the completion of the offering of the ADSs, will be in full force and effect;

(h)            The Company has an authorized share capital as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus and all of the issued shares of the Company, have been duly and validly authorized and issued and are fully paid and non-assessable and conform to their description contained in the Pricing Disclosure Package and the Prospectus; and all of the issued shares of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid to the extent that such issued shares are required to be fully paid prior to the date hereof and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. All of the currently effective constitutive or organizational documents of each of the Subsidiaries comply with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect;

(i)            The Ordinary Shares outstanding prior to the issuance of the Ordinary Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable. As of the date hereof, the Company has authorized the outstanding capitalization as set forth in the sections of the Pricing Prospectus and the Prospectus under the headings “Capitalization” and “Description of Share Capital” and, as of the Closing Date, the Company shall have authorized the outstanding capitalization as set forth in the sections of the Pricing Prospectus and the Prospectus under the headings “Capitalization” and “Description of Share Capital.” Except as described in the Pricing Prospectus and the Prospectus, there are (A) no outstanding securities issued by the Company convertible into or exchangeable for, rights, warrants or options to acquire from the Company, or obligations of the Company to issue Ordinary Shares or any of the share capital of the Company, and (B) no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any share capital of, or any direct interest in, any of the Company’s Subsidiaries;

(j)            The Ordinary Shares to be issued and sold by the Company have been duly and validly authorized and, when issued, registered in the Company’s register of members, deposited as provided in the Deposit Agreement and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to their description contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Ordinary Shares is not in violation of any preemptive or similar rights;

(k)            The Deposit Agreement has been duly authorized and, when executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Upon the due issuance by the Depositary of the ADRs evidencing the ADSs against the deposit of the Ordinary Shares in accordance with the provisions of the Deposit Agreement, such ADRs evidencing the ADSs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs evidencing the ADSs are registered will be entitled to the rights of registered holders of such ADRs evidencing the ADSs specified therein and in the Deposit Agreement;

(l)            Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering, sale or resale of the ADSs;

(m)            Neither the Company nor any of its affiliate is a party to any scheme or arrangement through which shareholders or potential shareholders are being loaned, given or otherwise having money made available for the purchase of shares whether before, in or after the Offering. Neither the Company nor any of its affiliate is aware of any such scheme or arrangement, regardless of whether it is a party to a formal agreement;

(n)            There are no contracts, agreements or understandings between the Company and any person (other than this Agreement) that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or other like payment in connection with the offering, or any other arrangements, agreements, understandings, payments or issuance with respect to the Company and its Subsidiaries or any of their respective officers, directors, shareholders, sponsors, partners, employees or affiliates that may affect the Underwriters’ compensation as determined by the Financial Industry Regulatory Authority (“FINRA”);

(o)            Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the Lock-Up Period as defined herein;

(p)            The issue of the Ordinary Shares to be sold by the Company, the deposit of the Ordinary Shares with the Depositary, the issue and sale of the ADSs, the execution and delivery of this Agreement and the compliance by the Company with this Agreement and the Deposit Agreement, and the consummation of the transactions contemplated in this Agreement, the Deposit Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, except, in the case of this clause (A) for such defaults, breaches, or violations that would not, individually or in the aggregate, have a Material Adverse Effect, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of the Subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Ordinary Shares to be sold by the Company, the deposit of the Ordinary Shares with the Depositary, the issue and sale of the ADSs, the performance by the Company of its obligations under this Agreement and the Deposit Agreement, or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except such as have been obtained under the Act, the approval by the FINRA of the underwriting terms and arrangements and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws, by the Cyberspace Administration of China (the “CAC”), if applicable, or the China Securities Regulatory Commission (the “CSRC”) in connection with the offer and sale of the ADSs;

(q)            There are no affiliations or associations between (A) any member of FINRA and (B) the Company or any of the Company’s officers, directors or 10% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was first filed with the Commission;

(r)            Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, and except for any net income, capital gains or franchise taxes imposed on the Underwriters by the People’s Republic of China (the “PRC”), Hong Kong, and the Cayman Islands as a result of any present or former connection (other than any connection solely resulting from the transactions contemplated by this Agreement and the Deposit Agreement) between the Underwriters and the jurisdiction imposing such tax, no stamp or other issuance, capital, value-added, documentary or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the PRC, Hong Kong, the Cayman Islands or any political subdivision or taxing authority thereof or therein or in connection with (A) the issuance of the Ordinary Shares and their deposit with the Depositary; (B) the issuance of the ADSs by the Depositary; (C) the sale and delivery of the ADSs by the Underwriters as part of the Underwriters’ distribution of the ADSs as contemplated hereunder; and (D) so long as this Agreement and the Deposit Agreement are not executed within the PRC, the execution, delivery, performance and admission in court proceedings of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated hereby and thereby, save that this Agreement and the Deposit Agreement may be subject to Cayman Islands stamp duty if they are executed in or brought into the Cayman Islands;

(s)            The description of the corporate structure of the Company under the caption “Corporate History and Structure” in the Registration Statement, the Pricing Prospectus and the Prospectus is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading. There is no other material agreement, contract or other material document relating to the corporate structure of the Company and its Subsidiaries taken as a whole, which has not been previously disclosed or made available to the Underwriters and disclosed in the Pricing Prospectus and the Prospectus;

(t)            Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organization document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect;

(u)            The statements set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Prospectus Summary,” “Risk Factors,” “Use of Proceeds,” “Dividend Policy”, “Enforceability of Civil Liabilities,” “Corporate History and Structure,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” “Regulation,” “Management”, “Principal Shareholders,” “Related Party Transactions,” “Description of Share Capital,” “Description of American Depositary Shares,” “Shares Eligible for Future Sale”, “Taxation” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair in all material respects;

(v)            Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, (A) the Company and the Subsidiaries possess, and are in compliance with the terms of, all certificates, authorizations, approvals, franchises, declarations, licenses and permits (the “Licenses”) necessary or material to the conduct of their business now conducted in all material respects, and has made all necessary reports to and filings with the appropriate national, local or foreign regulatory authorities having jurisdiction over the Company and each of its Subsidiaries and their respective assets and properties, except when the failure to make the relevant declarations and filings would not, individually or in the aggregate, have a Material Adverse Effect; (B) the Company and the Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any License that, if determined adversely to the Company or any Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect; and (C) all of the Licenses are valid and in full force and effect, except when the invalidity of such Licenses or the failure of such Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect;

(w)            Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company and the Subsidiaries own, possess or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other intellectual property and similar rights, including registrations and applications for registration thereof (collectively, the “Intellectual Property Rights”) necessary or material to the conduct of their business now conducted, except for such as would not, individually or in aggregate, have a Material Adverse Effect. In addition, (i) there are no rights of third parties to any of the Intellectual Property Rights owned by the Company or the Subsidiaries; (ii) there is no infringement, misappropriation, breach, default or other violation, or the occurrence of any event that with notice or the passage of time would constitute any of the foregoing, by the Company or the Subsidiaries or third parties of any of the Intellectual Property Rights of the Company or the Subsidiaries; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any of the Subsidiaries’ rights in or to, or the violation of any of the terms of, any of their Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights or other proprietary rights of others and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (vi) none of the Intellectual Property Rights used by the Company or the Subsidiaries in their businesses has been obtained or is being used by the Company or the Subsidiaries in violation of any contractual obligation binding on the Company or any Subsidiary in violation of the rights of any persons, except in each of (i) to (vi) when such event would not, individually or in the aggregate, have a Material Adverse Effect;

(x)            No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Prospectus or the Prospectus (including all amendments and supplements thereto) has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(y)            Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, each of the Company and the Subsidiaries that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders, directors, officers, option holders and employees, that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission, the CSRC and the State Administration of Foreign Exchange (“SAFE”)) relating to overseas investment by PRC residents and citizens or the repatriation of the proceeds from overseas offering and listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company, (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each shareholder, director, officer, option holder and employee that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen, to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(z)            The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors and any official clarifications, guidance, interpretations or implementation rules in connection with or related thereto (the “PRC Mergers and Acquisitions Rules”) jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the CSRC and SAFE on August 8, 2006 and amended by the Ministry of Commerce on June 22, 2009, including the provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel, and the Company understands such legal advice. Except as disclosed in the Registration Statement, the Pricing Prospectus, and the Prospectus, the issuance and the sale of the Ordinary Shares and the ADSs, the listing and trading of the ADSs on the Nasdaq Stock Market (the “Exchange”) and the consummation of the transactions contemplated by this Agreement and the Deposit Agreement are not and will not be, as of the date hereof or at the First Time of Delivery or a Second Time of Delivery, as the case may be, adversely affected by the PRC Mergers and Acquisitions Rules

(aa)      Sun Liwei (孙力伟), a PRC resident or citizen, has completed initial foreign exchange registration with respect to his direct ownership interest in the offshore entities which hold shares directly or indirectly in the Company as required under applicable SAFE rules and regulations.

(bb)      (i) The content of the filing materials, made to the CSRC, relating to or in connection with the offering of the ADSs pursuant to the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies (境内企业境外发行证券和上市管理试行办法) and supporting guidelines issued by the CSRC, as amended, supplemented or otherwise modified from time to time (the “CSRC Filing Rules”) (the “CSRC Filing Report”) and supplementary explanation, filings and/or responses for the purpose of replying to queries and comments raised by the CSRC) (the “CSRC Filings”) as of the time when it was made was, true, accurate and complete and not misleading in any material respect, and did not omit any information which would make the statements made therein misleading in any material respect;

(ii) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company has complied with all requirements and timely submitted all requisite filings in connection with the offering of the ADSs (including, without limitation, the CSRC Filing Report) with the CSRC pursuant to the CSRC Filing Rules as the date hereof , and the Company has not received any notice of rejection, withdrawal or revocation from the CSRC in connection with such CSRC Filings; and

(iii) The CSRC Filings made by or on behalf of the Company are in compliance with the disclosure requirements in all material respects pursuant to the CSRC Filing Rules. The Company has not submitted, any undertakings in connection with the Company or the Offering to CSRC or other PRC regulators for the purposes of the offering of the ADSs and/or the listing of the ADSs on the Exchange that the Underwriters are not aware of;

(cc)      (i) Each of the Company and its Subsidiaries has complied with all applicable laws concerning cybersecurity, data security and protection, confidentiality and archive administration (collectively, the “Data Protection Laws”) in all material respects; (ii) neither the Company nor any of its Subsidiaries has been informed by any relevant authority that the Company or any of its Subsidiaries has been identified as a “critical information infrastructure operator” under the Cybersecurity Law of the PRC; (iii) neither the Company nor any of its Subsidiaries is subject to any investigation, inquiry or sanction relating to cybersecurity, data privacy, confidentiality or archive administration, or any cybersecurity review by the CAC, the CSRC, or any other relevant governmental authority; (iv) neither the Company nor any of its Subsidiaries has received any notice (including, without limitation, any enforcement notice, de-registration notice or transfer prohibition notice), letter, complaint or allegation from the relevant cybersecurity, data privacy, confidentiality or archive administration governmental authority alleging any breach or non-compliance by it of the applicable Data Protection Laws or prohibiting the transfer of data to a place outside the relevant jurisdiction; (v) neither the Company nor any of its Subsidiaries has received any claim for compensation or any other claim from any person in respect of its business under the applicable Data Protection Laws and industry standards in respect of inaccuracy, loss, unauthorized destruction or unauthorized disclosure of data and there is no outstanding order against the Company or any of its Subsidiaries in respect of the rectification or erasure of data; (vi) no warrant has been issued authorizing the cybersecurity, data privacy, confidentiality or archive administration governmental authority (or any of its officers, employees or agents) to enter any of the premises of the Company or any of its Subsidiaries for the purposes of, inter alia, searching them or seizing any documents or other materials found there; (vii) neither the Company nor any of its Subsidiaries has received any communication, enquiry, notice, warning or sanctions with respect to the Cybersecurity Law of the PRC or from the CAC or pursuant to the Data Protection Laws (including, without limitation, the CSRC Archive Rules); (viii) the Company is not aware of any pending or threatened investigation, inquiry or sanction relating to cybersecurity, data privacy, confidentiality or archive administration, or any cybersecurity review, by the CAC, the CSRC, or any other relevant governmental authority on the Company or any of its Subsidiaries or any of their respective directors; (ix) the Company is not aware of any pending or threatened actions, suits, claims, demands, investigations, judgments, awards and proceedings on the Company or any of its Subsidiaries or any of their respective directors pursuant to the Data Protection Laws (including, without limitation, the CSRC Archive Rules); and (x) neither the Company nor any of its Subsidiaries has received any objection to the offering or the transactions contemplated under this Agreement from the CSRC, the CAC or any other relevant governmental authority, except as would not, in each case under clauses (i) to (x) above, individually or in the aggregate, have a Material Adverse Effect;

(dd)      The Company and its Subsidiaries are in compliance with any and all applicable national, provincial, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), except where such noncompliance with Environmental Law would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and are in compliance with all terms and conditions of any such permit, license or approval, except where such failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect;

(ee)      The ADSs have been approved for listing on the Exchange, subject to official notice of issuance;

(ff)      There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect.

(gg)      The Company and the Subsidiaries carry, or are covered by, insurance for the conduct of their respective businesses and the value of their respective properties, if applicable, in such amounts and covering such risks as is customary for companies engaged in similar businesses; and neither the Company nor any of the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at a cost that would not, individually or in the aggregate, have a Material Adverse Effect from similar insurers as may be necessary to continue its business;

(hh)      Each of the Company and the Subsidiaries has timely filed all required tax returns, reports and filings that have been due and for which no extensions have been granted, or have been granted extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect). Such returns, reports or filings are not the subject of any disputes with revenue or other authorities other than disputes which, if determined adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each of the Company and the Subsidiaries has timely paid all taxes (including any assessments, fines or penalties) required to be paid by it, (ii) no tax deficiency has been asserted against the Company or any of the Subsidiaries, and (iii) none of the Company or any Subsidiary has any knowledge of any tax deficiency which might be assessed against it;

(ii)            No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that would, individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries are and have been in all times in compliance with all applicable labor laws and regulations in all material respects, and no governmental investigation or proceedings with respect to labor law compliance exists, or to the knowledge of the Company, is imminent;

(jj)        Neither the Company nor any of its Subsidiaries is a party to any effective memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or an acquisition or disposition of assets, technologies, business units or businesses which is required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus and which is not so described;

(kk)      Neither the Company nor any of the Subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the contracts or agreements specifically referred to or described in the Registration Statement, the Pricing Prospectus and the Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, any of the Subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement;

(ll)        There are no legal or governmental proceedings or contracts or other documents of a character required to be described in the Registration Statement, the ADS Registration Statement or the Form 8-A Registration Statement or, in the case of documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required.

(mm)      There are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, any of the Subsidiaries or, to the Company’s knowledge, any officer or director of the Company, or any of their respective properties that, if determined adversely to the Company or any of the Subsidiaries (or the Company’s officers or directors), would individually or in the aggregate have a Material Adverse Effect; and to the Company’s knowledge, no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are threatened or contemplated. The Company’s directors and executive officers are not a party to any legal, governmental or regulatory proceedings that (i) would result in such director or officer to be unsuitable for his or her position on the Board or in the Company, as the case may be, (ii) would individually or in the aggregate have a Material Adverse Effect, or (iii) are required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus but are not so described.

(nn)      Under current laws and regulations of the Cayman Islands and any political subdivision thereof, all dividends and other distributions declared and payable on the Ordinary Shares thereof may be paid by the Company to the Depositary and then passed on by the Depositary to the holders of the ADSs in United States dollars and all such payments made to holders thereof or therein who are non-residents of the Cayman Islands will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or any political subdivision or taxing authority thereof or therein;

(oo)            Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any of the Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends, from making any other distribution on its share capital, from making or repaying any loans or advances to the Company or any other Subsidiaries or from transferring any of its property or assets to the Company or any other Subsidiary. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, all dividends and other distributions declared and payable may be converted into foreign currency and freely transferred out of such entity’s jurisdiction of incorporation and may be paid in United States dollars, without the consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in such entity’s jurisdiction of incorporation or tax residence, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of such entity’s jurisdiction of incorporation and are otherwise free and clear of any other tax, withholding or deduction in such entity’s jurisdiction of incorporation;

(pp)      The application of the net proceeds from the offering of the ADSs, as described in the Registration Statement, the Pricing Prospectus and the Prospectus, will not (i) contravene any provision of any current and applicable laws or the current constituent documents of the Company or any Subsidiary, (ii) contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any Subsidiary or (iii) contravene or violate the terms or provisions of any governmental authorization applicable to any of the Company or any Subsidiary;

(qq)      The Company will use the net proceeds received by it in connection with the offering in the manner described in the “Use of Proceeds” section of the Registration Statement, the Pricing Disclosure Package and the Prospectus, and file such reports with the Commission with respect to the sale of the Offered Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Act, and the Company does not intend to use any of the proceeds from the sale of the Offered Shares hereunder to repay any outstanding debt owed to any affiliate of any Underwriter; the Company will not invest or otherwise use the proceeds received by the Company from its sale of the ADSs in such a manner (i) as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act, and (ii) that would result in the Company being not in compliance with any applicable laws, rules and regulations of the State Administration of Foreign Exchange of the PRC;

(rr)      The Company is not and, after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended;

(ss)      Based on the current and anticipated value of the Company’s assets and the composition of its income and assets (taking into account the expected cash proceeds from, and the anticipated market capitalization following, the offering), the Company does not expect to be a passive foreign investment company (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended, for the current taxable year;

(tt)      At the time of filing the Initial Registration Statement and any post-effective amendment thereto, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Act;

(uu)      Marcum Asia CPAs LLP, who have certified certain financial statements of the Company and the Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board (United States) thereunder;

(vv)      The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) complies with the requirements of the Exchange Act, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (iii) is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(ww)      Since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xx)          The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and the Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities;

(yy)      The Company has not received any notice, oral or written, from the board of directors stating that it is reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the board of directors review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies or (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior two fiscal years.

(zz)      The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted. The Company and its Subsidiaries have used commercially reasonable efforts to have implemented reasonable backup and disaster recovery technology consistent with applicable regulatory standards and customary industry practices;

(aaa)      Each of this Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company and is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

(bbb)      Neither the Company nor any of its Subsidiaries or their respective affiliates, nor any director or officer thereof, nor to the knowledge of the Company, any employee, agent, representative or other individual or entity (“Person”) acting for or on behalf of the Company or of any of its Subsidiaries, (i) has used or will use any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity; (ii) has taken or will take any action in furtherance of any offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts, or anything else of value, directly or indirectly, to any government official (including any officer, director or employee of any government branch or agency, government-owned or controlled entity or instrumentality, public international organization or political party; any political party official or candidate for political office; or any close family member of, or Person acting in an official capacity for or on behalf of, any of the foregoing) or to any other Person to influence official action or secure an improper advantage or to take any other action in violation of the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, the Anti-Unfair Competition Law of the PRC, the Criminal Law of the PRC, any regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or any other applicable anti-bribery or anti-corruption law in each case as amended from time to time (collectively the “Anti-Corruption Laws”); (iii) has taken or will take any act in furtherance of an offer, payment, promise to pay, agreement, request, authorization or approval, or any other act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback, or other unlawful or improper payment or benefit; or (iv) will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti-Corruption Laws; the Company and each of its Subsidiaries have conducted their business in compliance with applicable Anti-Corruption Laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein;

(ccc)      The Company and its Subsidiaries have at all times been in compliance and will comply with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), including all amendments thereto and regulations promulgated thereunder, the Money Laundering Control Act of 1986 and with all other applicable anti-money laundering and proceeds of crime statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines that are issued, administered or enforced by any governmental agency with jurisdiction over the Company or any of its Subsidiaries (collectively, the “Anti-Money Laundering Laws”).

(ddd)      (i) Neither the Company nor any of its Subsidiaries, nor any Person acting for or on behalf of the Company or any of its Subsidiaries, is or undertakes any business with a Person that is, or is owned or controlled by one or more Persons that are:

(A)	subject to or the target of any financial, economic or trade sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State and the U.S. Department of Commerce), the United Nations Security Council (“UNSC”), the European Union (“EU”) or any EU member state, His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), including without limitation individuals or entities named on OFAC’s Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, and Sectoral Sanctions Identifications List, or

(B)	located, organized or resident in a country or territory that is, or whose government is, subject to or the target of comprehensive Sanctions (including, without limitation, the Crimea, Kherson and Zaporizhzhia regions of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic of Ukraine, Cuba, Iran, North Korea and Syria) (each, a “Sanctioned Country”).

(ii) The Company and its Subsidiaries will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)	to fund or facilitate any dealings, activities or business in, with or relating to any Sanctioned Country, or of, with or relating to any Person that, at the time of such funding or facilitation, is subject to or the target of Sanctions, or which is owned 50 percent or more or controlled by any such Person; or

(B)	in any other manner that would result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Company and its Subsidiaries, including any Person acting for or on behalf of the Company or any of its Subsidiaries, have not engaged in, are not now engaged in, and will not engage in, any dealings or transactions with or relating to any Person that at the time of the dealing or transaction is or was subject to or the target of Sanctions or with, in, or relating to any Sanctioned Country.

(iv) No investigation, inquiry, action or suit or proceeding by or before any governmental entity, involving any actual or alleged violations of any Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions, or laws relating to cybersecurity, information security, privacy and data protection by the Company or its Subsidiaries, is pending, or to the best knowledge of the Company, threatened.

(v) The Company and its Subsidiaries have maintained complete and accurate books and records in accordance with the Anti-Corruption Laws and generally accepted accounting principles. The Company and its Subsidiaries have instituted, maintained, and adhered to, and will continue to maintain, adhere to and enforce policies and procedures reasonably designed to promote and achieve compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, and Sanctions and with the representations and warranties contained herein;

(eee)      The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and the Subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and the Subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. All disclosures included in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) not described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(fff)      The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Pricing Prospectus and the Prospectus accurately and fairly describes in all material respects (i) the accounting policies that the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its Subsidiaries on a consolidated basis and that require management’s most difficult, subjective or complex judgments; (ii) judgments and uncertainties affecting the application of critical accounting policies and estimates; (iii) explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; (iv) all trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect its liquidity and are reasonably likely to occur; and (v) all off-balance sheet commitments and arrangements of the Company and its Subsidiaries, if any. There are no outstanding guarantees or other contingent obligations of the Company or its Subsidiaries that could be expected to, individually or in the aggregate, have a Material Adverse Effect. All preferential tax treatment obtained by the Company and its Subsidiaries from national and local governments of the PRC as described in the Registration Statement, the Pricing Prospectus and the Prospectus are valid, binding and enforceable;

(ggg)      Any third-party statistical, industry-related and market-related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consents to the use of such data from such sources to the extent required;

(hhh)      The Company has not sold, issued or distributed any Ordinary Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(iii)            From the time of initial confidential submission of a registration statement relating to the ADSs with the Commission through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);

(jjj)        The Company is a “foreign private issuer” as defined in Rule 405 of the Act;

(kkk)      The choice of the law of the State of New York as the governing law of this Agreement or the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands. The Company has the power to submit, and pursuant to Section 18 hereof, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in the City of New York, New York, U.S.A. (each, a “New York Court”). The Company has the power to submit, and, pursuant to Section 7.6 of the Deposit Agreement has legally, validly and effectively submitted, to the personal jurisdiction of each New York Court. The Company has the power to designate, appoint and authorize, and pursuant to Section 18 hereof and Section 7.6 of the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement or the Deposit Agreement in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 18 hereof and Section 7.6 of the Deposit Agreement;

(lll)      The Company, any of the Subsidiaries or any of its respective properties, assets or revenues does not have any right of immunity under Cayman Islands, PRC or New York laws, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company, or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 18 hereof and Section 7.6 of the Deposit Agreement; and

(mmm)      With respect to the share options (the “Options”) granted pursuant to the share option plan of the Company adopted in 2021 and/or other share incentive plans of the Company or the Subsidiaries (together, the “Company Stock Plan”), (i) each grant of an Option was duly authorized no later than the date on which the grant of such Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (ii) each such grant was made in accordance with the terms of the Company Stock Plan, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the Exchange and any other exchange on which Company securities are traded, and (iii) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company.

2.            Agreements to Sell and Purchase. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of US$[●] per ADS, the number of Firm ADSs (to be adjusted by the Representative so as to eliminate fractional shares) set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per ADSs set forth in clause (a) of this Section 2 (provided that the purchase price per Optional ADSs shall be reduced by an amount per ADS equal to any dividends or distributions declared by the Company and payable on the Firm ADSs but not payable on the Optional ADSs), that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by the Representative so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to 337,500 Optional ADSs, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs, provided that the purchase price per Optional ADS shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm ADSs but not payable on the Optional ADSs. Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of the Prospectus and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by the Representative but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.            Upon the authorization by the Representative of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

4.            Payment and Delivery. (a) The ADSs to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representative may request upon at least twenty-four hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal or other immediately available funds to the account(s) specified by the Company at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York time, on [●], 2024 or such other time and date as the Representative, the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York time, on the date specified by the Representative in each written notice given by the Representative of the Underwriters’ election to purchase such Optional ADSs, or such other time and date as the Representative, the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the “First Time of Delivery”, each such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery.”

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP: 42/F, Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong (the “Closing Location”) all at such Time of Delivery, provided, however, that unless physical delivery is requested by the Representative, such documents may be delivered electronically. Final drafts of documents shall be delivered for review by 4 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.            Covenants of the Company. The Company agrees with each of the Underwriters:

(a)            To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by the Underwriters promptly after reasonable notice thereof; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the ADSs, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b)            Before amending or supplementing the Registration Statement, the ADS Registration Statement, the Pricing Prospectus or the Prospectus, to furnish to the Representative a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representative reasonably objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Act any prospectus required to be filed pursuant to such Rule;

(c)            To furnish to the Representative a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representative reasonably objects;

(d)            To comply with the terms of the Deposit Agreement so that the Offered ADSs will be issued by the Depositary and delivered to each Underwriter’s participant account in DTC, pursuant to this Agreement at each Time of Delivery.

(e)            Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required);

(f)            Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(g)            To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(h)            (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of any Ordinary Shares or ADSs, or any options or warrants to purchase any Ordinary Shares or ADSs, or any securities convertible into, exchangeable for or that represent the right to receive Ordinary Shares or ADSs (such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or enter into any swap or options, warrants or other securities, collectively, “Derivative Instruments”), including without limitation any such Ordinary Shares or ADSs or Derivative Instruments now owned or hereafter acquired by the undersigned, or (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Ordinary Shares or ADSs or Derivative Instruments, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Ordinary Shares or ADSs or other securities, in cash or otherwise (other than the Ordinary Shares or the ADSs to be sold hereunder or pursuant to employee share incentive plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Representative or otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The foregoing provisions shall not apply to (x) transactions relating to or other securities acquired in the Offering or otherwise in open market transactions, provided that no filing under Section 16(a) of the Exchange Act required or shall be voluntarily made in connection with subsequent sales of , (ii) any registration statement on Form S-8 to register securities to be issued pursuant to employee share incentive plans as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, or (iii)  or other securities acquired in such transactions, or (y) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Ordinary Shares or ADSs, provided that (A) such plan does not provide for the transfer of Ordinary Shares or ADSs during the Lock-Up Period and (B) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Ordinary Shares or ADSs may be made under such plan during the Lock-Up Period;

(i)            If the Representative, in its sole discretion, agrees to release or waive the restrictions in lock-up letters described in Section 8(n) hereof, in each case for an officer or director of the Company, and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release in the form satisfactory to the Representative through a major news service at least two business days before the effective date of the release or waiver;

(j)            To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants);

(k)            During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Underwriters (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided that it is not required to furnish such reports, communications (financial or other) or financial statements to the extent they are publicly available on the website of the Company or the Commission;

(l)            To use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in the manner specified in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Use of Proceeds” and in compliance with any applicable laws, rules and regulations of any governmental body, agency or court having jurisdiction over the Company or its Subsidiaries and to file such reports with the Commission with respect to the sale of the ADSs and the application of the proceeds therefrom as may be required by Rule 463 under the Act; the Company will use commercially reasonable efforts to implement and maintain adequate internal control and procedures to monitor the transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company’s representations and obligations under the foregoing;

(m)            Not to (and to cause its Subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs;

(n)            If the Company elects to rely upon Rule 462(b), the Company shall file the Rule 462(b) Registration Statement with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., Washington, D.C. time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is finalized and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representative.

(o)            To use its best efforts to list for trading, subject to official notice of issuance, the ADSs on the Exchange;

(p)            To use its best efforts to effect and maintain the listing of the ADSs on the Exchange for at least three (3) years after the effective date of the initial listing of the ADSs, unless such listing is terminated as a result of a transaction approved by the holders of a majority of the voting securities of the Company;

(q)            To file with the Commission such information on Form 6-K or Form 20-F as may be required by Rule 463 under the Act;

(r)            Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(s)            To promptly notify the Underwriters if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the ADSs within the meaning of the Act and (ii) completion of the Lock-up Period;

(t)            To indemnify and hold harmless the Underwriters against any stamp, transaction, issuance, capital, value-added, documentary, transfer tax or other similar taxes (except for any net income, capital gains or franchise taxes on the Underwriter’s fees as a result of any present or former connection with the jurisdiction imposing the tax (other than a connection arising solely as a result of the offering)), including any interest or penalties thereon, on the creation, issue, sale and delivery of the ADSs to and by the Underwriters and the execution and delivery of this Agreement and the Deposit Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, and except for any net income, capital gains or franchise taxes imposed on the Underwriters by a taxing jurisdiction as a result of any present or former connection (other than any connection resulting solely from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such withholding or deductions, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made;

(u)            To comply with the PRC Overseas Investment and Listing Regulations in all material aspects, and to use its reasonable efforts to cause holders of its Ordinary Shares that are, or that are directly or indirectly owned or controlled by, Chinese residents or Chinese citizens, to comply with the PRC Overseas Investment and Listing Regulations applicable to them, including, without limitation, requesting each such shareholder to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations (including any applicable rules and regulations of SAFE);

(v)            To comply with all applicable laws (including, without limitation and for the avoidance of doubt, the rules, regulations and requirements of the CSRC, the Exchange and the Commission or any other relevant governmental authority) including, without limitation:

(w)            Where there is any material information that shall be reported to the CSRC pursuant to the applicable laws (including, without limitation, the CSRC Filing Rules and the CSRC Archive Rules), promptly notifying the CSRC or the relevant PRC governmental authority and providing it with such material information in accordance with to the applicable laws, and promptly notifying the Representative of such material information to the extent permitted by the applicable laws;

(x)            To keep the Representative informed of any material change to the information previously given to the CSRC, the Exchange, the Commission or of any other relevant governmental authority, and to enable the Representative to provide (or procuring their provision) to the CSRC, the Exchange, the Commission or any such relevant governmental authority, in a timely manner, such information as the CSRC, the Exchange, the Commission or any such relevant governmental authority may require;

(y)            (i) To not attempt to avoid any judgment in connection with this Agreement obtained by it, applied to it, or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering, to use its reasonable efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares, if any; and (iii) to use its reasonable efforts to obtain and maintain all approvals, if any, required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes; and

(z)            To cooperate with and fully assist, and procure the Company and its Subsidiaries, the substantial shareholders, associates of the Company, and/or any of their respective directors, officers, employees, affiliates, agents, advisers, reporting accountants, auditors, legal counsels and other relevant parties engaged by the Company in connection with the offering to cooperate with and fully assist, in a timely manner, each of the Underwriters, to facilitate its performance of its duties and to meet its obligations and responsibilities under all applicable laws from time to time in force, including, without limitation, the CSRC Filing Rules, the CSRC Archive Rules and the rules of the Exchange and the Commission.

6.            (a) The Company represents and agrees that, without the prior consent of the Representative, it has not made and will not make any offer relating to the ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; and each Underwriter represents and agrees that, without the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the ADSs that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representative is listed on Schedule II(a) hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic roadshow;

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission;

(d) The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representative with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communication, other than those distributed with the prior consent of the Representative that are listed on Schedule II(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications; and

(e) Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act.

7.            Covenants to Pay Costs. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration and delivery of the ADSs and Ordinary Shares represented thereby under the Act and all other fees or expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus, any CSRC Filings, and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all costs and expenses related to the transfer and delivery of the ADSs to the Underwriters, including any transfer or other taxes payable thereon; (iii) the cost of printing or producing any agreement among Underwriters, this Agreement, the Blue Sky Memorandum, the Deposit Agreement, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the ADSs; (iv) all expenses in connection with the qualification of the ADSs for offering and sale under state securities laws as provided in Section 5(e) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (v) all fees and expenses in connection with the preparation and filing of the Form 8-A Registration Statement relating to the Ordinary Shares of the Company and all fees and expenses in connection with listing the ADSs on the Exchange; (vi) the reasonable filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the FINRA of the terms of the sale of the ADSs; (vii) all legal fees and expenses incurred by the U.S. and PRC counsels to the Underwriters in connection with the offering of the ADSs; (viii) the cost of preparing share certificates; if applicable, and the cost and charges of any transfer agent, registrar or depositary; (ix) the costs and expenses of the Company and the costs and expenses of the Underwriters relating to investor presentations on any Testing-the-Waters Communications or any “road show” undertaken in connection with the marketing of the offering of the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic roadshow, expenses associated with the production of roadshow slides and graphics, fees and expenses of any consultants engaged in connection with the roadshow presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company, the representatives of the Underwriters and any such consultants, the cost of any vehicle or aircraft chartered in connection with the testing-the-waters and the roadshow, and the expenses associated with hosting investor meetings or luncheons; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. In addition, if the transactions contemplated in this Agreement are consummated, the Company shall (i) pay directly to the Underwriters’ counsel the fees, disbursements and expenses of the Underwriters’ counsel in connection with the transactions contemplated in this Agreement and (ii) reimburse the Underwriters for the other reasonable out-of-pocket expenses incurred by the Underwriters in connection with the transactions contemplated in this Agreement. Notwithstanding the foregoing, any payment or reimbursement of expenses of the Underwriters by the Company pursuant to this Section 7 will not exceed a total of US$[●].

8.            Conditions to the Underwriters’ Obligations. The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)            The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof, the ADS Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Registration Statement, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters;

(b)            Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, shall have furnished to you such written opinion and a negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to you, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)            Kirkland & Ellis International LLP, U.S. counsel for the Company, shall have furnished to you their written opinions and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to you;

(d)            Li & Partners, Hong Kong counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you;

(e)            Baker & McKenzie Advokatbyrå KB, Sweden counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you;

(f)            CM Law Firm, PRC counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you;

(g)            King & Wood Mallesons, PRC counsel for the Underwriters, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you;

(h)            Carey Olsen Singapore LLP, Cayman Islands counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you;

(i)            Patterson Belknap Webb & Tyler LLP, counsel for the Depository, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you;

(j)            On the date of the Prospectus at a time prior to the execution of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Marcum Asia CPAs LLP shall have furnished to you a comfort letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to you with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Prospectus and the Prospectus; provided that the letter delivered on each Time of Delivery shall use a “cut-off date” not earlier than three business days prior to such Time of Delivery;

(k)            Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus there shall not have been any change in the issued shares or long-term debt of the Company or any of the Subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, taken as a whole, except as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement and the Deposit Agreement, including the issuance and sale of the ADSs, or to consummate the transactions contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus;

(l)            On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal, New York State or the PRC authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities, epidemic, pandemic or outbreaks of diseases involving the United States, Sweden or the PRC or the declaration by the United States, Sweden or the PRC of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States, Sweden, the PRC or the Cayman Islands or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, (vi) any non-compliance of the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the CSRC Filings or any other documents used in connection with the contemplated subscription and sale of the ADSs or any aspect of the offering with any applicable Laws (including, without limitation, the Act, the Exchange Act, the rules of the Exchange and any other exchange on which Company securities are traded, the CSRC Filing Rules, and the CSRC Archive Rules);

(m)            The ADSs to be sold at such Time of Delivery shall have been duly listed, subject to official notice of issuance, on the Exchange;

(n)            The Company shall have obtained and delivered to the Representative lock-up letters from each of the directors, executive officers and the Company’s existing shareholders listed on Schedule IV hereto, substantially to the effect set forth in Annex A hereto in form and substance satisfactory to you;

(o)            The Company shall have complied with the provisions of Section 5(f) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(p)            The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company, satisfactory to you as to the accuracy of the representations and warranties of the Company, herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in this Section 8;

(q)            On the date of the Prospectus at a time prior to the execution of this Agreement and at each Time of Delivery, as the case may be, the Chief Financial Officer of the Company shall have furnished to the Representative an officer’s certificate, dated the date of delivery thereof, in form and substance satisfactory to the Representative to the effect that certain operating data and financial figures contained in the Registration Statement, the Pricing Prospectus and the Prospectus, have been derived from and verified against the Company’s accounting and business records, and he has no reason to believe that such data is not true and accurate set forth in;

(r)            The Company and the Depositary shall have executed and delivered to the Representative the Deposit Agreement, and the Deposit Agreement shall be in full force and effect on the Time of Delivery. The Company and the Depositary shall have taken all actions necessary to permit the deposit of the Ordinary Shares and the issuance of the ADSs representing such Ordinary Shares in accordance with the Deposit Agreement;

(s)            At each Time of Delivery, the Representative shall have received a certificate of the Depositary, in form and substance satisfactory to the Representative, executed by one of its authorized officers with respect to the deposit with it of the ADSs against issuance of the ADSs to be delivered by the Company at such Time of Delivery, the execution, issuance, countersignature and delivery of the ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representative may reasonably request;

(t)            On or prior to the Time of Delivery, the ADSs shall be eligible for clearance and settlement through the facilities of DTC;

(u)            The CSRC having accepted the CSRC Filings and published the filing results in respect of the CSRC Filings on its website, and such notice of acceptance and/or filing results published not having otherwise been rejected, withdrawn, revoked or invalidated prior to the Closing Date;

(v)            The CAC shall have completed the cybersecurity review with respect to the Company’s proposed overseas listing pursuant to the Revised Cybersecurity Review Measures. The CAC has confirmed that it has no objection to the proposed listing of the ADSs on the Exchange, and such review results not having otherwise been objected, rejected, withdrawn, revoked or invalidated;

(w)            Subsequent to the execution and delivery of this Agreement and prior to the Time of Delivery there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Registration Statement, the Pricing Prospectus and the Prospectus that, in the judgment of the Representative, is material and adverse and that makes it, in the judgment of the Representative, impracticable to market the ADSs on the terms and in the manner contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus;

(x)            There shall not have been any adverse legislative or regulatory developments in the PRC, Cayman Islands, Sweden or the United States following the signing of this Agreement, which in the Representative’s sole judgment in good faith after consultation with the Company, would make it inadvisable or impractical to proceed with the public offering or the delivery of the ADSs at each Time of Delivery, as the case may be, on the terms and in the manner contemplated in this Agreement. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of each Time of Delivery, prevent the issuance or sale of the ADSs; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of each Time of Delivery, prevent the issuance or sale of the ADSs;

(y)            On such Time of Delivery, the Representative and counsel for the Underwriter shall have received such information, documents, certificates and opinions as they may reasonably require for the purposes of enabling them to pass upon the accuracy and completeness of any statement in the Registration Statement, the Pricing Prospectus and the Prospectus, issuance and sale of the Ordinary Shares or ADSs as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

The Representative may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of the Second Time of Delivery or otherwise.

9.            Indemnity. (a) The Company will indemnify and hold harmless each Underwriter, each affiliate of any Underwriter within the meaning of Rule 405 under the Act, and such Underwriter’s and affiliates’ respective directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) of this Agreement), (ii) that arise out of, or are based upon any of the CSRC Filings relating to or in connection with the offering of the ADSs, or any amendments or supplements thereto (in each case, whether or not approved by the Underwriters or any of them) containing any untrue, incorrect or inaccurate or alleged untrue, incorrect or inaccurate statement of fact, or omitting or being alleged to have omitted a fact necessary to make any statement therein, not misleading, or not containing, or being alleged not to contain, all information in the context of the offering of the ADSs or otherwise required to be contained thereto or being or alleged to be defamatory of any person or any jurisdiction;

(b)            Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow, or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or an untrue statement or alleged untrue statement of a material fact contained in the Pricing Prospectus or the Prospectus any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow, or any Written Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representative expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the names and addresses of the Underwriters appearing in the fifth paragraph under the caption “Underwriting”.

(c)            Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof in writing, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any action or related action in the same jurisdiction, be liable for the fees and expenses of more than one separate firm for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any action effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)            If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)            The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10.            Defaulting Underwriters. (a) If any Underwriter or Underwriters shall default in its or their obligation(s) to purchase the ADSs that it has, or they have, agreed to purchase hereunder at a Time of Delivery, the Representative may in its discretion arrange for itself or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such ADSs, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Company that it has so arranged for the purchase of such ADSs, or the Company notifies the Representative that it has so arranged for the purchase of such ADSs, the Representative or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, provided that in no event shall the number of ADSs that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this subsection (b) by an amount in excess of one-eleventh of the aggregate amount number of ADSs without the written consent of such Underwriter; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representative, the Company as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.            The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or controlling person of any Underwriter, or the Company or any officer or director or controlling person of the Company and shall survive delivery of and payment for the ADSs.

12.            If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any ADSs are not delivered by or on behalf of the Company as provided herein, or the Underwriters decline to purchase the ADSs for any reason permitted under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, through the Representative for all out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13.            In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Underwriters jointly or by the Representative.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, confirmed email or facsimile transmission to US Tiger Securities, Inc., 437 Madison Avenue, 27th Floor, New York, NY 10022 Attention: Mr. Guanwu Ye; if to the Company shall be delivered or sent by mail, confirmed email or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Mr. Zhiyong Li; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, confirmed email or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire or confirmed email constituting such Questionnaire, which address will be supplied to the Company by the Underwriters on request.

14.            This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.            Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16.            The Company acknowledges and agrees that (i) the purchase and sale of the ADSs pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17.            This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the sale and purchase of the ADSs and the offering of the ADSs, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Pricing Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the ADSs; for the avoidance of doubt, this Agreement does not supersede the agreements and understandings in the amended and restated letter agreement entered into between the Company and several underwriters thereto dated June 17, 2024.

18.            This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would results in the application of any other law than the laws of the State of New York. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding. The Company has appointed Cogency Global Inc., as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consent to the jurisdiction of any such court in respect of any such action, and waive any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company, respectively.

19.            The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.            This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

21.            Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22.            Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) As used in this Section 22:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

23.            The invalidity or unenforceability of any section, subsection, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, subsection, paragraph or provision hereof. If any section, subsection, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

24.            The obligation of the Company pursuant to this Agreement in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

25.            This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and the Representative plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

NIP Group Inc.

By:
Name: Mario Yau Kwan Ho
Title: Co-Chief Executive Officer

By:
Name: Hicham Chahine
Title: Co-Chief Executive Officer

Accepted as of the date hereof

Acting on behalf of itself and as a Representative of the several Underwriters named in Schedule I hereto

US Tiger Securities, Inc.

By:
Name:
Title:

Schedule I

Underwriter	Total Number of Firm ADSs to be Purchased	Number of Optional ADSs to be Purchased if Maximum Option Exercised
US Tiger Securities, Inc.	[●]	[●]
GF Securities (Hong Kong) Brokerage Limited	[●]	[●]
CLSA Limited	[●]	[●]
Kingswood Capital Partners, LLC	[●]	[●]
Total	[●]	[●]

SCHEDULE II

SCHEDULE III

SCHEDULE IV

ANNEX A

FORM OF LOCK-UP LETTER

1